SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                  --------------------------------------------


                                   FORM 8-K/A

                                 CURRENT REPORT

       Date of Report (Date of earliest event reported) February 14, 2003
                                -----------------


                                 RENT-WAY, INC.
                                 --------------
             (Exact name of registrant as specified in its charter)



Pennsylvania                    0-22026                    25-1407782
--------------------  -----------------------------  --------------------------
(State or other          (Commission File Number)         (IRS Employer
jurisdiction of                                        Identification No.)
incorporation)


        One RentWay Place, Erie, Pennsylvania           16505

        (Address of principal executive offices)       (Zip Code)


        Registrant's telephone number, including area code (814) 455-5378
                                                           --------------


          ______________________Not Applicable________________________

           (Former name or former address, if changed since last report)

                                 RENT-WAY, INC.


EXPLANATORY NOTE

This Form 8-K/A amends the Form 8-K of the registrant filed on February 25, 2003. Due to an error in the filing process, the cover sheet and signature page were omitted from the Form 8-K filed on February 25, 2003. This Form 8-K/A amends the February 25th filing to supply the cover sheet and signature page that were inadvertently omitted and does not otherwise differ from the February 25th filing.

Item 5.    Other Events

RENT-WAY FILES FORM 10-Q AND REPORTS FINAL FISCAL 2003 FIRST QUARTER RESULTS

Final Results Reflect Change in Treatment of Discontinued Operations under SFAS 144

Erie, PA, February 14/PRNewswire-FirstCall/--Rent-Way, Inc. (NYSE: RWY) today filed its Form 10-Q for its fiscal first quarter ended December 31, 2002. As set forth in the Form 10-Q, the company reported consolidated revenues of $119.8 million for its first fiscal quarter versus $120.6 million in the same quarter last year. The decrease in revenue was mainly due to slightly positive same-store sales offset by a reduction in the number of stores year over year. Consolidated operating income for the quarter was $4.5 million compared to $1.3 million in the same period last year. First quarter EBITDA increased 27.8% to $10.6 million from $8.3 million in the year earlier fiscal quarter. For Rent-Way, EBITDA represents operating income plus depreciation of property and equipment plus amortization of intangibles.

As previously reported, the company signed an agreement to sell 295 stores to Rent-A-Center on December 17, 2002 and closed the transaction on February 8, 2003. In accordance with Statement of Financial Accounting Standards No. 144, these stores are required to be treated as discontinued operations. In the company's February 11 news release reporting its first quarter results, the operating results of these stores for the 14-day period following the signing of the sale agreement on December 17, 2002 were treated as discontinued operations. Following the news release and in connection with the preparation of the Form 10-Q, it was determined that the operating results of the sold stores should be treated as discontinued operations for all periods presented. This treatment is reflected in the Form 10-Q for the fiscal first quarter filed today. This change in treatment under SFAS 144 does not affect the company's previously reported first quarter net loss, net loss per share or balance sheet data. Statement of operations data for the first quarter reflecting this change in the treatment under SFAS 144 is included with this news release.

Rent-Way is one of the nation's largest operators of rental-purchase stores. Rent-Way rents quality, name-brand merchandise such as home entertainment equipment, computers, furniture and appliances from 759 stores in 33 states.



                                                            RENT-WAY, INC.

                                            CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                                           (all amounts in thousands, except per share data)

                                                                         For the three months ended December 31,
                                                                           2002                             2001
                                                               ----------------------------      ---------------
                                                                        (unaudited)                      (unaudited)
    REVENUES:
    Rental revenue........................................      $    96,787          80.8%       $    96,840          80.3%
    Prepaid phone service.................................            9,261           7.7%             9,203           7.6%
    Other revenues........................................           13,790          11.5%            14,560          12.1%
                                                                -----------       --------       -----------       --------
      Total revenues......................................          119,838         100.0%           120,603         100.0%
    COSTS AND OPERATING EXPENSES:
    Depreciation and amortization:
      Rental merchandise..................................           28,693          23.9%            33,874          28.1%
      Property and equipment..............................            5,656           4.7%             6,398           5.3%
      Amortization of goodwill and other intangibles......              478           0.4%               615           0.5%
    Cost of prepaid phone service.........................            5,727           4.8%             5,482           4.5%
    Salaries and wages....................................           33,745          28.2%            30,486          25.3%
    Advertising, net......................................            8,760           7.3%            10,320           8.6%
    Occupancy.............................................            7,660           6.4%             8,033           6.7%
    Other operating expenses..............................           24,625          20.5%            24,089          20.0%
                                                                -----------       --------       -----------       --------
    Total costs and operating expenses....................          115,344          96.2%           119,297          98.9%
                                                                -----------       --------       -----------       --------
         Operating income.................................            4,494           3.8%             1,306           1.1%
    OTHER INCOME (EXPENSE):
    Interest expense......................................          (11,168)         -9.3%           (16,569)        -13.7%
    Interest income.......................................               11           0.0%               213           0.2%
    Other income, net.....................................            1,487           1.2%             1,778           1.5%
                                                                -----------       --------       -----------       --------
         Loss from continuing operations before income
         taxes, cumulative effect of change in accounting
         principle and discontinued operations............            (5,176)        -4.3%           (13,272)        -11.0%
    Income tax expense....................................             1,430          1.2%            10,622           8.8%
                                                                ------------      --------       -----------       --------
        Loss from continuing operations before
        cumulative effect of change in accounting
        principle and discontinued operations.............            (6,606)        -5.5%            (23,894)       -19.8%
                                                                ------------      --------        -----------      --------
    Cumulative effect of change in accounting principle...                -           0.0%           (41,527)        -34.4%
    Income (loss) from discontinued operations............            1,245           1.0%             1,199           1.0%
                                                                -----------       --------       -----------       --------
        Net loss..........................................      $    (5,361)         -4.5%       $   (64,222)        -53.3%
                                                                ===========       ========       ===========       ========

    LOSS PER COMMON SHARE:
    Basic loss per share
        Loss before change in accounting principle and
        discontinued operations...........................         $   (0.26)                       $   (0.97)
                                                                   =========                        =========
        Net loss..........................................         $   (0.21)                       $   (2.62)
                                                                   =========                        =========
    Diluted loss per common share
        Loss before change in accounting principle and
        discontinued operations...........................         $   (0.26)                       $   (0.97)
                                                                   =========                        =========
        Net loss..........................................         $   (0.21)                       $   (2.62)
                                                                   =========                        =========
    Weighted average number of shares outstanding (in thousands):
         Basic............................................           25,686                           24,512
                                                                   ========                         ========
         Diluted..........................................           25,686                           24,512
                                                                   ========                         ========








                                 RENT-WAY, INC.


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                 Rent-Way, Inc.
                 (Registrant)


                                      By:      /S/ WILLIAM A. MCDONNELL
April 2, 2003                                 ---------------------------
Date                                                (Signature)
                                               William A. McDonnell
                                      Vice President and Chief Financial Officer



                                      By:     /S/ JOHN A. LOMBARDI

April 2, 2003                                -----------------------------
Date                                                (Signature)
                                               John A. Lombardi
                                      Chief Accounting Officer and Controller